Exhibit 99.1

                        [Niagara Corporation Letterhead]







Contact: Niagara Corporation
         Michael Scharf, CEO
         (212) 317-1000


                                                        FOR IMMEDIATE RELEASE



NIAGARA CORPORATION
ANNOUNCES END TO DISCUSSIONS
FOR SALE OF CERTAIN UK OPERATIONS

New York, January 14, 2004 - Niagara Corporation (Nasdaq: NIAG) announced today that the previously announced discussions between its U.K. subsidiary, Niagara LaSalle (UK) Limited, and an affiliate of The Reserve Group, concerning the sale of Niagara's Hot Rolled Division and Wesson Bright Products businesses, have ended without the parties reaching agreement.




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